UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 31, 2008 (October 24, 2008)

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street Watertown, Massachusetts 02472
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

On October 27, 2008, Acusphere, Inc. (the “Company”) filed a report on Form 8-K to report the signing of a definitive agreement with Cephalon, Inc. (“Cephalon”). At that time, the Company filed as an Exhibit to such Form 8-K that certain Note Purchase Agreement by and between the Company and Cephalon dated as of October 24, 2008 (the “Note Purchase Agreement”).  The Company indicated in such Form 8-K that confidential treatment had been requested for certain portions of the Note Purchase Agreement which had been filed as Exhibit 10.1 thereto. By the filing of this Form 8-K/A, the Company is (i) amending and restating Item 9.01 to such Form 8-K in order to file the complete Note Purchase Agreement, including the complete Exhibit F attached thereto containing the form of Imagify License (as defined in the Note Purchase Agreement), and, specifically, the un-redacted royalty rate set forth in Section 2.13 of the Imagify License and (ii) clarifying that the Company is no longer seeking confidential treatment with respect to such Exhibit 10.1 only.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Note Purchase Agreement by and between Acusphere, Inc. and Cephalon, Inc. dated as of October 24, 2008 (filed herewith).
10.2*

Form of Senior Convertible Note of Acusphere, Inc. issued to Cephalon, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.3*

Form of Pledge and Security Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.4*

Form of Registration Rights Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.5*#

Form of License Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

99.1*	Press Release dated October 24, 2008 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

*                 Previously filed

#                 Confidential treatment has been requested for certain portions of this document. Such provisions have been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: October 31, 2008	By:	/s/ Lawrence A. Gyenes
		Name:	Lawrence A. Gyenes
		Title:	Senior Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Note Purchase Agreement by and between Acusphere, Inc. and Cephalon, Inc. dated as of October 24, 2008 (filed herewith).
10.2*

Form of Senior Convertible Note of Acusphere, Inc. issued to Cephalon, Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.3*

Form of Pledge and Security Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.4*

Form of Registration Rights Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

10.5*#

Form of License Agreement by and between Acusphere, Inc. and Cephalon, Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

99.1*	Press Release dated October 24, 2008 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2008).

*                 Previously filed

#                 Confidential treatment has been requested for certain portions of this document. Such provisions have been filed separately with the Commission.